SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-08397

Date of Report: April 7, 2010

CHINA ORGANIC FERTILIZER, INC.
(Exact name of registrant as specified in its charter)

Nevada	95-4755369
State of other jurisdiction of incorporation or organization	IRS Employer Identification No.

49 Fuxingmennei Street, Suite 310, Beijing, P.R. China	100031
(Address of principal executive offices)	(Zip Code)

86-10-66050821
(Registrant’s telephone number including area code)
China SXAN Biotech, Inc.
 (Former Name,  if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation

Effective on April 7, 2010, China SXAN Biotech, Inc. filed with the Nevada Secretary of State Articles of Amendment to its Articles of Incorporation.    The amendments (i) changed the name of the corporation to “China Organic Fertilizer, Inc.” and (ii) effected a reverse split of its common stock in a ratio of one-for-ten.

Item 9.01               Financial Statements and Exhibits

Exhibits

3-a	Articles of Amendment to Articles of Incorporation filed on April 6, 2010, effective on April 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 21, 2010                                                                       CHINA ORGANIC FERTILIZER, INC.

By: /s/ Chen Yu
      Chen Yu, Chief Executive Officer